Exhibit 99.3

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	November	2015
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ H. Thomas Moran II	Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran II	12/21/2015
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Colette Pieper	CEO
ORIGINAL SIGNATURE OF PREPARER	TITLE

Colette Pieper	12/21/2015
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

ACCRUAL BASIS-1

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	MONTH September 30, 2015	MONTH October 31, 2015	MONTH November 30, 2015

ASSETS
1.	UNRESTRICTED CASH	$1,744,873	$1,090,944	$1,028,203	$1,083,015
2.	RESTRICTED CASH
3.	TOTAL CASH	$1,744,873	$1,090,944	$1,028,203	$1,083,015
4.	ACCOUNTS RECEIVABLE (NET)	$2,741,107				[2]
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES
8.	OTHER (ATTACH LIST)		$1,906	$44	$0
9.	TOTAL CURRENT ASSETS	$4,485,981	$1,092,849	$1,028,247	$1,083,015
10.	PROPERTY, PLANT & EQUIPMENT
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION
12.	NET PROPERTY, PLANT & EQUIPMENT	$0		$0	$0
13.	DUE FROM INSIDERS	$4,157,912				[1]
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$8,643,892	$1,092,849	$1,028,247	$1,083,015
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$1,906	$0	$1,288
18.	TAXES PAYABLE
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES		$227,757	$298,041	$328,481
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)		$650	$325	$5,138
23.	TOTAL POSTPETITION LIABILITIES		$230,313	$298,366	$334,907
PREPETITION LIABILITIES
24.	SECURED DEBT
25.	PRIORITY DEBT	unknown
26.	UNSECURED DEBT	$9,001	$1,062	$1,062	$1,062
27.	OTHER (ATTACH LIST)
28.	TOTAL PREPETITION LIABILITIES	$9,001	$1,062	$1,062	$1,062
29.	TOTAL LIABILITIES	$9,001	$231,375	$299,428	$335,968
EQUITY
30.	PREPETITION OWNERS' EQUITY		$5,901,723	$5,901,723	$5,901,723
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$1,436,474	$1,553,373	$1,451,203
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$(6,476,722)	$(6,726,278)	$(6,605,880)	[1]
33.	TOTAL EQUITY		$861,475	$728,819	$747,046
34.	TOTAL LIABILITIES & OWNERS' EQUITY		$1,092,849	$1,028,247	$1,083,015

[1]	This is Intercompany Due From Life Partners, Inc. reported on Schedule B Item 16 and shown above under Item 13. Due From Insiders.
[2]	The Debtor LPIFS records receipts on a cash basis and accordingly, does not carry receivable balances. The Schedules note a receivable balance as if receipts were recorded on an accrual basis as of the petition date.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-1

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	MONTH September 30, 2015	MONTH October 31, 2015	MONTH November 30, 2015

CURRENT ASSETS
8.	PREMIUMS BEING FORWARDED		$1,906	$44
8	TOTAL OTHER CURRENT ASSETS		$1,906	$44	$0

POSTPETITION LIABILITIES
22.	US TRUSTEE FEES		$650	$325	$5,138
22	TOTAL OTHER POSTPETITION LIABILITIES		$650	$325	$5,138

Monthly Operating Report

ACCRUAL BASIS-2

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

INCOME STATEMENT		AUGUST	SEPTEMBER	OCTOBER	NOVEMBER
REVENUES
1.	GROSS REVENUES	$52,937	$1,032,009	$214,446	$53,944
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$52,937	$1,032,009	$214,446	$53,944
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$52,937	$1,032,009	$214,446	$53,944
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE	$24,543	$375	$26,817	$464
12.	RENT & LEASE
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$24,543	$375	$26,817	$464
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$28,393	$1,031,634	$187,628	$53,480
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)
17.	NON-OPERATING EXPENSE (ATTACH LIST)
18.	INTEREST EXPENSE
19.	DEPRECIATION / DEPLETION
20.	AMORTIZATION
21.	OTHER (ATTACH LIST)
22.	NET OTHER INCOME & EXPENSES	$0	$0	$0	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$194,009	$98,376	$65,916	$155,650
24.	U.S. TRUSTEE FEES		$0	$4,813
25.	OTHER (ATTACH LIST)		$0	$0
26.	TOTAL REORGANIZATION EXPENSES	$194,009	$98,376	$70,729	$155,650
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$(165,616)	$933,258	$116,900	$(102,170)

Monthly Operating Report

ACCRUAL BASIS-3

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

		MONTH		MONTH	MONTH
CASH RECEIPTS AND DISBURSEMENTS		September 30, 2015	QUARTER	October 31, 2015	November 30, 2015	QUARTER
1.	CASH - BEGINNING OF MONTH	$694,146		$1,090,944	$1,028,203
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$1,032,009	$1,128,821	$216,308	$53,988	$270,295
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION		$0			$0
4.	POSTPETITION		$0			$0
5.	TOTAL OPERATING RECEIPTS	$1,032,009	$1,128,821	$216,308	$53,988	$270,295
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)		$0			$0
7.	SALE OF ASSETS		$0			$0
8.	OTHER (ATTACH LIST)	$55,451	$55,451	$8,632	$3,101	$11,732
9.	TOTAL NON-OPERATING RECEIPTS	$55,451	$55,451	$8,632	$3,101	$11,732
10.	TOTAL RECEIPTS	$1,087,460	$1,184,272	$224,939	$57,088	$282,028
11.	TOTAL CASH AVAILABLE	$1,781,605		$1,315,883	$1,085,291
OPERATING DISBURSEMENTS
12.	NET PAYROLL		$0			$0
13.	PAYROLL TAXES PAID		$0			$0
14.	SALES, USE & OTHER TAXES PAID		$0			$0
15.	SECURED / RENTAL / LEASES		$0			$0
16.	UTILITIES		$0			$0
17.	INSURANCE	$95,216	$95,216			$0
18.	INVENTORY PURCHASES		$0			$0
19.	VEHICLE EXPENSES		$0			$0
20.	TRAVEL		$0			$0
21.	ENTERTAINMENT		$0			$0
22.	REPAIRS & MAINTENANCE		$0			$0
23.	SUPPLIES	$4,786	$26,972	$25,513		$25,513	[1]
24.	ADVERTISING		$0			$0
25.	OTHER (ATTACH LIST)	$405,879	$1,908,159	$261,842	$2,276	$264,118
26.	TOTAL OPERATING DISBURSEMENTS	$505,881	$2,030,347	$287,355	$2,276	$289,632
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$184,781	$184,781			$0
28.	U.S. TRUSTEE FEES		$325	$325		$325
29.	OTHER (ATTACH LIST)		$0			$0
30.	TOTAL REORGANIZATION EXPENSES	$184,781	$185,106	$325	$0	$325
31.	TOTAL DISBURSEMENTS	$690,662	$2,215,452	$287,680	$2,276	$289,957	[2]
32.	NET CASH FLOW	$396,798	$(1,031,181)	$(62,741)	$54,812	$(7,929)
33.	CASH - END OF MONTH	$1,090,944		$1,028,203	$1,083,015

[1]	Item 23. Supplies includes $25,000 of postage.
[2]	Total Disbursements includes the following amounts that are NOT disbursements, but are transfers of funds between bank accounts (from LPI Financial Services account to Life Partners, Inc. account) for the periods shown below.

September 30, 2015	$350,000.00
October 31, 2015	$254,686.04
November 30, 2015	$-

Monthly Operating Report
SUPPLEMENT TO
ACCRUAL BASIS-3

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

		MONTH		MONTH	MONTH
CASH RECEIPTS AND DISBURSEMENTS		September 30, 2015	QUARTER	October 31, 2015	November 30, 2015	QUARTER
NON-OPERATING RECEIPTS (OTHER)
8.	DIVIDENDS FORWARD TO LPI		$0			$0
8.	FLOW THRU PREMIUMS	$55,451	$55,451	$3,946	$3,101	$7,046
8.	PREMIUMS RETURNED		$0			$0
8.	SPOILED POSTAGE REFUND		$0			$0
8.	RECEIPTS TO BE FORWARDED TO LPI		$0	$4,686		$4,686
9.	TOTAL NON-OPERATING RECEIPTS	$55,451	$55,451	$8,632	$3,101	$11,732
OPERATING DISBURSEMENTS
25.	BANK FEES	$365	$1,131	$1,294	$454	$1,748
25.	CREDIT CARD PROCESSING FEES	$10	$30	$10	$10	$20
25.	DIVIDENDS FORWARD TO LPI		$0			$0
25.	FLOW THRU PREMIUMS	$55,451	$56,890	$5,852	$1,813	$7,664
25.	PREMIUMS RETURNED		$0			$0
25.	TRANSFER TO LPI	$350,000	$1,850,000	$254,686		$254,686
25.	TRANSFER TO LPI BANK ACCOUNT		$0			$0
25.	LICENSES & FEES	$54	$108			$0
26.	TOTAL OPERATING DISBURSEMENTS (OTHER)	$405,879	$1,908,159	$261,842	$2,276	$264,118

6

Monthly Operating Report
ACCRUAL BASIS-4

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	MONTH September 30, 2015	MONTH October 31, 2015	MONTH November 30, 2015
1.	0-30
2.	31-60	$803,662
3.	61-90
4.	91+	$1,937,445
5.	TOTAL ACCOUNTS RECEIVABLE	$2,741,107	$0	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	$2,741,107	$0	$0	$0	[1]

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	November 2015

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL					$0
2.	STATE					$0
3.	LOCAL					$0
4.	OTHER (ATTACH LIST)					$0
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6.	ACCOUNTS PAYABLE	$1,288				$1,288

STATUS OF POSTPETITION TAXES	MONTH:	November 2015

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING				$0
2.	FICA-EMPLOYEE				$0
3.	FICA-EMPLOYER				$0
4.	UNEMPLOYMENT				$0
5.	INCOME				$0
6.	OTHER (ATTACH LIST)				$0
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING				$0
9.	SALES				$0
10.	EXCISE				$0
11.	UNEMPLOYMENT				$0
12.	REAL PROPERTY				$0
13.	PERSONAL PROPERTY				$0
14.	OTHER (ATTACH LIST)				$0
15.	TOTAL STATE & LOCAL	$0	$0	$0	$0
16.	TOTAL TAXES	$0	$0	$0	$0

[1]	The Debtor LPIFS records receipts on a cash basis and accordingly, does not carry receivable balances. The Schedules note a receivable balance as if receipts were recorded on an accrual basis as of the petition date.

7

Monthly Operating Report

ACCRUAL BASIS-5

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

			MONTH:	November 2015
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A. BANK:
B. ACCOUNT NUMBER:		4069			TOTAL
C. PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT	$1,082,965			$1,082,965
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHECKS	$0			$0
4.	OTHER RECONCILING ITEMS	$50			$50
5.	MONTH END BALANCE PER BOOKS	$1,083,015	$0	$0	$1,083,015
6.	NUMBER OF LAST CHECK WRITTEN	1023

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$0

13.	TOTAL CASH - END OF MONTH				$1,083,015

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	November 2015

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.	Advance Trust & Life Escrow Services	Premium Remittance	$1,587	$90,437
2.	Purchase Escrow Services, LLC	Premium Remittance	$225	$3,687
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$1,813	$94,124

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1.	Asset Servicing Group	10/29/15	$344,134	$344,134	$344,134	$502,572
2.	Bridgepoint Consulting	10/29/15	$70,372	$70,372	$70,372	$665,552
3.	Epiq Bankruptcy Solutions	05/22/15	$2,318,973	$1,532,306	$2,091,079	$227,894
4.	Kim Hinkle, Attorney at Law	10/29/15	$80,408	$80,408	$80,408	$128,516
5.	MMS Advisors					$217,600	[5]
6.	Munsch, Hardt, Kopf & Harr,P.C.	10/29/15	$597,453	$597,453	$597,453	$1,161,836
7.	Thompson & Knight LLP	10/29/15	$2,470,095	$2,466,661	$2,470,095	$6,714,050
8.	Tom Moran, US Trustee			$6,588	$16,220	$397,750
9.	Phillips Murrah	10/29/15	$82,045	$82,045	$82,045	$63,202
10.	Smith, Jackson, Boyer & Brovard, PLLC	10/29/15	$7,463	$7,463	$7,463	$52,552
11.	Predictive Resources					$113,867
12.	D3G/Lewis & Ellis					$111,140
13.	Barbara Pope					$26,706
14.	TOTAL PAYMENTS TO PROFESSIONALS			$5,187,429	$5,759,269	$10,383,236	[3]

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.
2.
3.
4.
5.
6.	TOTAL	$0	$0	$0

[3]	Professional fees and expenses estimated and accrued prior to May 19th are reflected only on the books of Life Partners Holdings, Inc. Thereafter, professional fees and expenses reflect the estimated aggregate, unallocated fees and expenses for all of the Debtors, and are noted on each of the Debtors MORs.
[5]	MMS Advisors incurred fees and expenses March 13th - May 18th in the estimated amount of $230,000.00 that are not included here since their retention has not been approved for this period of time.

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	November 2015

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE
		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY